EXHIBIT 10.37



                                    LEASE AGREEMENT

                                        BETWEEN

                                    JOHN W. ROOKER

                                          AND

                                   SIMMONS COMPANY,
                                A DELAWARE CORPORATION

                                       "TENANT"

                                AND FOLLOWING EXHIBITS

                               SITE PLAN SPECIFICATIONS

       LEASE INDEX
       -----------

       PARAGRAPH

        1.   PREMISES                                     PAGE 1

        2.   TERMS                                        PAGE 1

        3.   RENTAL                                       PAGE 1 - 2

        4.   AGENT'S COMMISSION                           PAGE 2 - 3

        5.   UTILITY BILLS                                PAGE 3

        6.   USE OF PREMISES                              PAGE 3

        7.   REPAIRS BY LANDLORD                          PAGE 3 - 4

        8.   REPAIRS BY TENANT                            PAGE 4

        9.   TAXES                                        PAGE 4 - 7

       10.   DESTRUCTION OF OR DAMAGE TO PREMISES         PAGE 7 - 8

       11.   INSURANCE & INDEMNITY                        PAGE 8 - 9

       12.   GOVERNMENTAL ORDERS                          PAGE 10

       13.   CONDEMNATION                                 PAGE 10-11

       14.   ASSIGNMENT AND SUBLETTNG                     PAGE 11

       15.   REMOVAL OF FIXTURES                          PAGE 11

       16.   EVENTS OF DEFAULT                            PAGE 11 - 12

       17.   REMEDIES UPON DEFAULT                        PAGE 12 - 13

       18.   EXTERIOR SIGN                                PAGE 13

       19.   ENTRY FOR CARDING, ETC.                      PAGE 13 - 14

       20.   EFFECT OF TERMINATION OF LEASE               PAGE 14

       PARAGRAPH                                          PAGE #
       ---------                                          ------

       21.   MORTGAGEE'S RIGHTS                           PAGE 14

       22.   NO ESTATE IN LAND                            PAGE 14

       23.   HOLDING OVER                                 PAGE 14 - 15

       24.   ATTORNEY'S FEES AND HOMESTEAD                PAGE 15

       25.   RIGHTS CUMULATIVE                            PAGE 15

       26.   WAIVER OF RIGHTS                             PAGE 15

       27.   DISCLOSURE OF OWNERSHIP                      PAGE 15

       28.   COMPREHENSIVE ENVIRONMENTAL RESPONSE         PAGE 15 - 16

       29.   TIME OF ESSENCE                              PAGE 16

       30.   DEFINITIONS                                  PAGE 16

       31.   LEASEHOLD IMPROVEMENTS                       PAGE 16

       32.   PROMPT PAYMENTS                              PAGE 16-17

       33.   RENEWAL OPTIONS                              PAGE 17

       34.   DEPOSIT                                      PAGE 17

       35.   IRB PARAGRAPH                                PAGE 17 - 18

       36.   SUBJECT TO IRB FINANCING                     PAGE 18

       37.   NOTICES                                      PAGE 18 - 19

       THIS LEASE,  made this 23rd day of October, 1991, by and between John W.

       Rooker,  an individual, first party (hereinafter called "Landlord"); and

       Simmons Company,  A  Delaware Corporation,  second  party,  (hereinafter called "Tenant'):

                                      WITNESSETH:

       PREMISES
       --------

       1. The Landlord, for and in consideration of the rents, covenants,

       agreements, and stipulations hereinafter mentioned, provided for and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents leases and rents unto the said Tenant, and said Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called

       "Premises"), to wit: approximately 148,300 S.F.

       office/warehouse/manufacturing facility located on ten acres in

       Discovery Park, Cobb County, Georgia, as described in Exhibit "A"

       attached hereto, which shall be constructed in accordance with the

       Preliminary Outline Specifications and General Conditions attached as

       Exhibit "B" hereto.

       No easement for light or air is included in the Premises.

       TERM
       ----

       2. The Tenant shall have and hold the Premises for a term of fifteen

       (15) years, beginning on the 1st day of June, 1992 and ending on the

       31st day of May, 2007 at midnight, unless sooner terminated as hereinafter provided.

       RENTAL
       ------

       3.   Tenant agrees to pay to Landlord rental as follows:

            June 1, 1992 - May 31, 1997 $36,815.00 mo./$441,780.00 yr.

            June 1, 1997 - May 31, 2002   $41,016.00 mo./$492,192.00 yr.

            June 1, 2002 - May 31, 2007    $44,058.34 mo./$528,700.08 yr.

            which shall be paid promptly on the first day of each month in advance during the term of this Lease.

       AGENT'S COMMISSION
       ------------------

       4.   Landlord shall pay the commission due Cushman & Wakefield

            ("Broker") in accordance with that certain Commission Agreement

            Lease dated May 31, 1991 between John W. Rooker and Cushman &

            Wakefield of Georgia, Inc. (the "Commission Agreement"). Broker has

            and does hereby relieve and release Landlord and Tenant from any liability for commissions, fees or otherwise in connection with the transaction contemplated by this Lease or the purchase of the Land other than under the Commission Agreement. Broker acknowledges that it has represented Tenant and not Landlord. Subject to the foregoing, Landlord represents and warrants, that it has not engaged any broker, finder or any other person who would be entitled to any commission or fee in respect of the execution of this Lease and any other transaction contemplated by this Lease;

            and agrees to indemnify and hold harmless Tenant against and in respect of any and all losses,  liabilities or expenses which may be incurred by Tenant as a result of any claim which may be asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made on behalf of Landlord. Tenant represents and warrants, that it has not engaged any broker, finder or any other person who would be entitled to any commission or fee in respect of the execution of this Lease and any other transaction contemplated by this Lease;

            and agrees to indemnify and



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



            expenses which may be incurred by Landlord as a result of any claim which may be asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made on behalf of Tenant other than the Commission Agreement.

       UTILITY BILLS
       -------------

       5.   Tenant shall pay all utility bills, including, but not limited to,

       water, sewer, gas, electricity, fuel, light and heat bills for the

       Premises, and Tenant shall pay all charges for garbage collection services or other sanitary services rendered to the Premises or used by

       Tenant in connection therewith. If Tenant fails to pay any of said utility bills or charges for garbage collection or other sanitary services, Landlord may pay the same and such payment shall be added to and become part of the next rental payment due under this Lease.

       USE OF PREMISES
       ---------------

       6.    Premises shall be used for office/warehouse/manufacturing purposes and no other. Premises shall not be used for any illegal purposes, nor in any manner to create a nuisance or trespass, nor in any manner to change its current operation the result of which would be to materially change the insurance rating on the Premises.

       REPAIRS BY LANDLORD
       -------------------

       7.   Landlord agrees to keep in good repair the roof, foundations and exterior walls of the premises (exclusive of all glass and exclusive of all exterior doors), and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of the Premises and shall be under no obligation to inspect said Premises. Tenant shall promptly report in writing to Landlord any defective conditions known to it which Landlord is required to repair and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions.

       REPAIRS BY TENANT
       -----------------

       8.    Tenant agrees to accept the Premises as constructed and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this Lease and any extension or renewal thereof, at its expense,

       maintain in good order and repair the Premises, including the building,

       heating and air conditioning equipment (including, but not limited to,

       replacement of parts, compressors, air handling units and heating units), and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder. Tenant further agrees to care for the grounds around the building, including the mowing of grass, paving, care of shrubs and general landscaping. Tenant agrees to return the Premises to Landlord at the expiration, or prior to termination, of this Lease in as good condition and repair as when first received, natural or ordinary wear and tear, damage by storm, fire lightning, earthquake or other casualty alone excepted.

       TAXES
       -----

       9. Tenant shall, without notice or demand, as additional rent, pay and discharge on or before the last day on which the same may be paid without penalty, all taxes, assessments, rates and charges, sanitary assessments, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof, together with all interest and penalties hereon, which shall or may during the term of this Lease be levied,

       assessed or imposed on or become a lien upon or grow due or payable out

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     of or for or by reason of the Premises or any part thereof, or Landlord's interest in the real property described on Exhibit "A" hereto and the improvements located thereon, or any buildings, appurtenances, or equipment now or hereafter erected or placed thereon or therein or any part thereof,

     or the sidewalks or streets in front of or adjoining the premises in each case which has been approved by Tenant in writing. All taxes assessed or imposed in lieu of or in addition to the foregoing, shall be paid by

     Tenant, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders,

     directions, rules or regulations of the federal, state, county and city or local governments and of all other governmental authorities whatsoever.

     Tenant shall pay all taxes and assessments which shall, prior to or during the term of this Lease be levied, assessed or imposed on or become a lien upon the personal property of Tenant located upon the Premises. To the extent that same may be permitted by law, Tenant shall have the right to apply for the conversion of any assessment for local improvements to make the same payable in annual or other periodic installments, but not longer than over a ten (10) year period, and upon such conversion Tenant shall pay and discharge punctually during the term hereof only such of said installments as shall become due and payable during the term hereof. Tenant shall be deemed to have complied with the covenants of this paragraph if payment of such rents, taxes, assessments, rates and charges, sanitary assessments, and other governmental impositions and charges, shall have been made within any grace period allowed by law or by the governmental authority imposing the same during which payment is permitted without penalty or interest, and either before the same shall become a lien upon the Premises or shall become delinquent. Tenant shall, within thirty (30)

     days after the time above provided for the payment by Tenant thereof,

     produce and deliver to

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Landlord reasonably satisfactory evidence of such payment.

    All such  rents, taxes, rates  and charges, sanitary assessments,  and other governmental  impositions  and  charges  and  the  current  installment  of  any assessment (except  the taxes and assessments levied on the personal property of

Tenant) which become due and are payable  in the calendar year in which the term commences or expires, shall be apportioned pro rata between Landlord  and Tenant in accordance with the respective portions of such period during which  the term shall be in  effect. Upon the commencement  of the Term  of the Lease,  Landlord shall pay  to Tenant or for the  account of Tenant the said  pro rata portion of the taxes payable  by Landlord in  the calendar year in  which the term  of this

Lease commences.

    Tenant shall  have the  right to contest  or review in  good faith  by legal proceedings,  or  in  such other  manner  as  it may  deem  suitable  (which, if instituted, Tenant shall conduct at its own expense, and free of any expense  to

Landlord, and,  if necessary, in the  name of Landlord),  any taxes, assessment,

rate or charge, sanitary assessment,  or other governmental imposition or charge aforementioned. Notwithstanding the foregoing Tenant shall promptly pay all such items if at any  time the Premises  or any part thereof  shall be in  reasonable danger of being foreclosed upon by reason of such nonpayment of taxes. The legal proceedings herein referred to shall  include appropriate proceedings for review of tax  assessments  and  appeals  from  orders therein  and  appeals  from  any judgment, decrees  or orders, but all such proceedings shall be begun as soon as reasonably possible  after the imposition  or assessment of any  contested items and shall be  prosecuted to final adjudication with reasonable  dispatch. In the event  of any reduction, cancellation or  discharge, Tenant shall pay the amount finally levied  or assessed against  the Premises or  adjudicated to be  due and payable on any such contested items and if there shall be any refund with respect thereto, the party paying the same shall be entitled to the same.

    It is  the intention  of the parties  that Landlord  shall receive  the rent refered to hereinabove  free from all additional rents,  charges and taxes that,

by the provisions of this paragraph, are made payable  by Tenant and that Tenant shall pay  all  costs, charges,  expenses  and  damages which,  except  for  the execution  and delivery hereof, would  or could have  been chargeable against or payable by Landlord  as owner of the real property described  on Exhibit "A" and any improvements thereon.

    Nothing  here'm contained  shall be construed  to require Tenant  to pay any inheritance,  estate, succession, transfer,  gift, franchise, income,  profit or excess profit, capital stock, capital level, corporate  or incorporated business tax or other similar tax that is or may be imposed upon Landlord, its successors or assigns, or upon the rent payable by Tenant unless such taxes shall be levied instead and in lieu of real estate taxes upon the real property and improvements hereby demised.

    Tenant covenants and  agrees to  file the  ad valorem tax  return each  year within the time provided by law, covering the interest of Landlord and Tenant in the real property described on Exhibit "A" hereto.

DESTRUCTION OF OR DAMAGE TO PREMISES
- ------------------------------------

10.  If the  Premises are totally  destroyed whether by  storm, fire, lightning,

earthquake or other  casualty or otherwise, this Lease shall terminate as of the date of such destruction, and rental shall  be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by  any such casualties,  rental shall  abate in such  proportion as  use of the

Premises has been destroyed, and Landlord shall restore Premises to

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substantially the same condition as before damage as speedily as is practicable,

whereupon  full  rental  shall  recommence.   If  however  the  premises  cannot

reasonably be expected to be completely repaired within one hundred eighty (180)

days Tenant may immediately terminate this Lease.

INSURANCE AND INDEMNITy
- -----------------------

11. Throughout the term of this Lease, Tenant, at Tenant's own cost and expense and as additional rent shall:

(a)  Keep the buildings and all other improvements, including all fixtures but excluding trade fixtures, insured against loss or damage by fire with extended coverage, all such insurance to be in an aggregate amount which shall be not less than one hundred percent (100%) of the full replacement value, without deduction for depreciation, and all such insurance to be carried with such insurance companies and in such form as shall be reasonably satisfactory companies and in such form as shall be reasonably satisfactory to Landlord, and Tenant shall provide Landlord with a certificate of insurance evidencing such coverage.

(b)  Provide and keep in force a general public liability insurance policy with an insurance company authorized to do business in the State of Georgia.

     Such policy shall name the Landlord as an additional insured, and shall be in the amount of not less than One Million Dollars ($1,000,000) with respect to any one accident, One Million Dollan ($1,000,000) with respect to injury or death of any one person and Two Hundred Fifty Thousand Dollars

     ($250,000) with respect to damage to property; provided, however, that such policy may be in a lesser
          amount if an excess liability policy or policies are carried by Tenant in such amounts that the effect of the aggregate coverage is as stated

          above. Such  policy shall cover  the entire  Premises as  well as  the streets, roads, avenues and sidewalks included therein, and the Tenant shall provide the Landlord with a certificate of such insurance.

    All insurance provided by Tenant as required by this Paragraph shall include the interest of the Landlord  and any first mortgagee of the  Premises, as their respective  interests  may appear,  and  in  such form  as  shall  be reasonably satisfactory to Landlord and  Tenant. All policies  shall provide that loss,  if any, payable thereunder with  regard to Premises coverage,  shall be payable  to

Landlord and to the holder of  such mortgage, as their respective interests  may appear.

    At least  thirty (30)  days prior  to the  expiration of  each such  policy,

Tenant shall deliver to Landlord the new certificate for renewal insurance.

    Tenant shall  not violate  or knowingly  permit to  be violated  any of  the conditions or provisions of such policy.  Tenant and Landlord shall cooperate in connection with the collection  of any insurance monies  that may be due in  the event of loss.

    Each  such  policy  (including renewal  insurance)  or  certificate therefor issued by the insurer shall contain an agreement by the insurer that such policy shall not be canceled without  at least thirty (30) days prior written notice to

Landlord.

    Any insurance provided for in this Paragraph may be effected by a  policy or policies of blanket  insurance; provided, however, that the amount  of the total insurance allocated to  the Premises shall be  such as to furnish  in protection the equivalent of separate policies in the amounts herein required, and provided further that in all other respects, any such policy or policies shall comply with the other provisions of this Lease.

GOVERNMENTAL ORDERS
- -------------------

12.   Tenant  agrees,  at   its  own  expense,  promptly  to   comply  with  all

requirements  of any  legally  constituted public  authority  made necessary  by reason of Tenant's occupancy of the Premises. Landlord agrees promptly to comply with any such requirements relating to the Premises not made necessary by reason of  Tenant's occupancy.  It is  mutually agreed,  however, between  Landlord and

Tenant, that if in order  to comply with such requirements the cost  to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then

Landlord or  Tenant  who is  obligated  to  comply with  such  requirements  may terminate this  Lease without further  obligation hereunder for either  party by giving written  notice of termination  to the  other party, by  registered mail,

which termination shall become effective ninety (90) days after  receipt of such notice,  and which  notice shall  eliminate  necessity of  compliance with  such requirement by party  giving such notice unless the party  receiving such notice of termination shall, before termination  becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.

CONDEMNATION
- ------------

13.   If the whole of the  Premises, or such portion thereof as will in Tenant's reasonable  judgement  make the  Premises  unusable  for Tenant's  purposes,  be condemned  by any legally constituted  authority for any  public use or purpose,

then in either of  said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shalll be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor.  It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the Lease as herein provided.

ASSIGNMENT AND SUBLETTING
- -------------------------

14. Tenant shall not assign or sublease the Premises, or any part thereof,

to others without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Assignees or sublessees of Tenant may,

at option of Landlord without further notice from Landlord, become directly liable to Landlord jointly and severally with Tenant for all assignee's or sublessee's occupancy in the Premises.  Tenant will be responsible for notifying assignees or sublessee's of the provisions of this Stipulation.

Notwithstanding the foregoing provision mandating written consent of the

Landlord for assignments or subleases, Tenant may assign or sublease all or any part of the Premises without obtaining such consent to any corporation or entity which controls or is controlled by or under common control with

Tenant, or any corporation or entity which results from the merger or consolidation with Tenant or to which Tenant sells all or substantially all of its assets.

REMOVAL OF FIXTURES
- -------------------

15. Tenant may (if not in default hereunder), prior to the expiration of this Lease or any extension or renewal thereof, remove all fixtures and
     ------

equipment which he has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

EVENTS OF TENANT DEFAULT
- ------------------------

16. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Tenant Default") during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (1) Tenant fails to pay the rental as provided for herein; (2) Tenant permanently abandons or vacates the Premises; (3) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease;

(4) Tenant is adjudicated bankrupt; (5) A permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60)

days after written notice from Landlord to Tenant to obtain such removal;

(6) Tenant, either voluntarily or involuntarily, takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; (7) Tenant makes an assignment for benefit of creditors; or (8) A material portion of Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty

(30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

REMEDIES UPON DEFAULT
- ---------------------

17. Upon the occurrence of any Event of Default, Landlord may pursue any one or more of the following remedies, separately or concurrently, without any notice (except as specifically provided hereafter) and without prejudice to any other remedy herein provided or provided by law: If the

Event of Tenant Default involves nonpayment of rental, and Tenant fails to cure such default within ten (10) days after receipt of written notice thereof from Landlord, or if the Event of Tenant Default involves a default in performing any of the terms or provisions of this Lease other than the payment of rental, and Tenant fails to cure such default within sixty (60) days after the receipt of written notice of default from

Landlord or a longer period as long as Tenant diligently pursues to cure,

Landlord may: (a) terminate this Lease by giving written notice to Tenant and, upon such termination shall be entitled to recover from the Tenant damages in an amount equal to all rental which is then due and which would otherwise have become due throughout the remaining term of this Lease without regard to any renewal option not exercised by Tenant, and (b)

Tenant's agent, without terminating this Lease, may lawfully enter upon and rent the Premises, in whole or in part, at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper, with Tenant being liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting; provided, however, that Landlord shall not be considered to be under any duty by reason of this provision to take any action to mitigate damages by reason of Tenant's default.

EXTERIOR SIGNS
- --------------

18. Tenant shall place no signs upon the outside walls or roof of the

Premises except with the written consent of the Landlord. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with rules and regulations governing such signs, and the Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs.  Tenant, upon the expiration of this Lease and any extension or renewal thereof, shall remove such signs and agrees upon removal of said signs to repair all damage incident to such removal.

ENTRY FOR CARDING ETC.
- ----------------------

19. Landlord may card the Premises "For Rent" or "For Sale" sixty (60) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make
        --------

repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE
- ------------------------------

20. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise shall affect Landlord's right to collect rent for the period prior to termination thereof.


MORTGAGEE'S RIGHTS
- ------------------

21. Tenant's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be placed upon the Premises by

Landlord.  Tenant shall, if requested by Landlord, execute a separate agreement reflecting such subordination in a form reasonably acceptable to

Tenant.

NO ESTATE IN LAND
- -----------------

22. This Lease shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale ancl not assignable by Tenant except by Landlord's consent as otherwise permitted in this Lease.

HOLDING OVER
- ------------

23. If Tenant remains in possession of the Premises after the expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at the rental rate which is in effect at end of Lease; and there shall be no renewal of this

Lease by operation of law. If Tenant remains in possession of the Premises after
expiration of the term hereof without Landlord's acquiescence, then Tenant shall be a tenant sufferance and, commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 hereof shall, for each month or fraction thereof during which Tenant so remains in possession, be twice the monthly rental otherwise payable under

Paragraph 3 hereof.

ATTORNEY'S FEES AND HOMESTEAD
- -----------------------------

24. If any rent or other sum owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay reasonable attorney's fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this Lease.

RIGHTS CUMULATIVE
- -----------------

25. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

WAIVER OF RIGHTS
- ----------------

26. No failure of Landlord to exercise any power given Landlord hereunder,

or to resist upon strict compliance by Tenant of his obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

DISCLOSURE OF OWNERSHIP
- -----------------------

27. The owner of the Premises is John W. Rooker, whose address is 4920

North Royal Atlanta Drive, Tucker, Georgia 30084, and the person authorized to manage the Premises is Elbert Riven, whose address is 4920 North Royal

Atlanta Drive, Tucker, Georgia. Service of process and demands and notices as to the Landlord shall be made on John W. Rooker, whose address is 4920 North Royal Atlanta Drive, Tucker, Georgia.

COMPREHENSIVE ENVIRONMENTAL RESPONSE
- ------------------------------------

28. Tenant agrees to conduct its operations in accordance with applicable environmental regulations and will indemnify Landlord against any damages resulting from Tenant's violation of any environmental regulation.

Landlord will indemnify Tenant against any damages resulting from violations of any environmental regulations which are not caused by Tenant.

TIME OF ESSENCE
- ---------------

29. Time is of the essence of this Lease.

DEFINITIONS
- -----------

30. "Landlord" as used in this Lease shall include first party, its heirs,

representatives, assigns and successors in title to the premises. "Tenant"

shall include second party, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublessees, as to the

Premises covered by such assignment or sublease. "Agent" shall include third party, his successors, assigns, heirs and representatives.

"Landlord", "Tenant", and "Agent" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

LEASEHOLD IMPROVEMENTS
- ----------------------

31. All improvements to the Premises by Tenant, other than those specifically referred to in this Lease, shall be constructed by the

Landlord or by a contractor approved in writing by the Landlord, consent not to be unreasonably withheld, and on request of Landlord be removed upon the termination of the Lease and the Premises restored to their original condition (except usual or ordinary wear and tear) at Tenant's expense.

PROMPT PAYMENTS
- ---------------

32. All rental payments are expected to be paid promptly and are due within ten (10) days of the stated date.  Rental payments not received in the office of the Landlord by the 10th day following the due date will be assessed a late charge of 5% of the monthly payment or no less than a minimum of $25.00.

RENEWAL OPTIONS
- ---------------

33. Tenant shall have the option to renew this Lease for additional terms of five (5) years each, commencing upon the expiration of the initial term,

with One Hundred Eighty (180) days prior written notice to Landlord of

Tenant's intent to exercise this option. The agreed upon

option rates are as follows:


    A) Years 16 - 20 $3.74 S.F. $46,178.00 monthly / $554,136.00 yearly

    B) Years 21 - 25 $3.96 S.F. $48,949.00 monthly / $587,388.00 yearly

DEPOSIT
- -------

34. As security for the faithful performance by Tenant of  all of the terms and conditions upon the Tenant's part to be performed, Tenant has deposited with Landlord this day the sum of $36,815.00 representing prepayment of the first month's rent. Upon the faithful performance of this Lease, Tenant shall be credited $36,815.00 for the first month's rent as due.

IRB PARAGRAPH
- -------------

35. Tenant acknowledges that Landlord has stated to Tenant that the premises are financed with the proceeds of an industrial development bond,

the interest of which is exempt from Federal income taxation, under Section

103 of the Internal Revenue Code of 1954, as amended (the "Code") and specifically Section I03(b)(6) of the Code and an election fled pursuant to

Section 103(b)(6)(D) of the Code. Tenant covenants, represents, warrants and agrees that: (i) Tenant is not a governmental unit, nor an organization described in Section 501 (c)(3) of the Code; (ii) Tenant is not the

principal user of any facilities financed with the proceeds of industrial development bonds located in the same incorporated municipality or in the same county (but not in any incorporated municipality) (the "Jurisdiction")

as the Premises: (iii) Tenant is not a test period beneficiary, as defined in Section 103(b)(15)(D) of the Code, of any industrial development bond issued; and (iv) In regard to this graph Tenant will not, without the prior written consent of Landlord which consent may be withheld in the sole and absolute discretion of Landlord transfer, assign or sublease all or any
                                                             ---
part of the premises.  As used in this section, the term "Tenant" includes any related person and the terms "industrial development bond, governmental unit, principal user, facilities, capital expenditures, and related person,

shall have the meanings ascribed to them in Section (103)(b)(6) of the Code and the cases, rulings and regulations issued thereunder.

IRB FINANCING
- -------------

36. This Lease is contingent on Landlord obtaining Industrial Revenue Bond

Financing.  If such financing is not committed by November 1, 1991 this

Lease is void; otherwise terms of this Lease will be in full force and effect after November 1, 1991.  Simmons Company shall cooperate with the

Landlord to such extent necessary to obtain IRB Financing.

NOTICES
- -------

37. Any formal notices which any party may or must give to any other party under this agreement shall be in writing and shall be sent by certified or registered mail, return receipt requested to:

     John W. Rooker
     4920 North Royal Atlanta Drive
     Tucker, Georgia 30084

TENANT:

     Simmons Company
     6 Executive Park Drive
     Atlanta, Georgia 30329
     Atn: General Counsel

SPECIAL STIPULATIONS
- --------------------

    In so far as the following stipulations conflict with any of the foregoing provisions, the following shall control:



This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise,

between the parties not embodied herein, shall be of any force or effect.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the day and year first above written.


Signed, sealed and delivered as                 LANDLORD:
to Landlord on this 28th day of
October, 1991, in the presence of:              JOHN W. ROOKER

                                                BY: /s/ JOHN W. ROOKER
                                                        --------------
/s/
- ---------------------------
Witness

/s/
- ---------------------------
Notary Public

Notary Public
Winnett County, Georgia
My Commission Expires Oct. 17, 1992

Date Signed: 10-28-91
             --------


Signed, sealed and delivered as                 TENANT:
to Tenant on this __ day of
_____    , 19 , in the presence of:             SIMMONS COMPANY

                                                BY: /s/
                                                    ----------------
                                                Title: /s/
                                                      --------------


- ----------------------
Witness                                         (CORPORATE SEAL)


- --------------------------
Notary Public
Commission Expires:
                   -------------
Date Signed:
            ------------------


Signed, sealed and delivered as                 BROKER:
to Tenant on this __ day of
________, 19__, in the presence of:             CUSHMAN & WAKEFIELD
                                                OF GEORGIA
                                                BY: /s/
                                                    ------------------
                                                Title:  Managing Director
- ---------------------                                  --------------------
Witness
                                                (CORPORATE SEAL)

                                                ATTEST:
- ---------------------------                            -------------------
Notary Public                                   Title:
                                                       -------------------
Commission Expires:
                   -----------
Date Signed:                                    (CORPORATE SEAL)
            ------------------

       STATE OF GEORGIA

       COUNTY OF FULTON

                          FIRST AMENDMENT TO LEASE AGREEMENT
                          ----------------------------------

           THIS FIRST  AMENDMENT TO LEASE AGREEMENT (the  "First Amendment") is

       made as of the 10th day of December, 1991, by and between JOHN W. ROOKER

       (hereinafter referred to as "Landlord") and SIMMONS COMPANY,  A DELAWARE

       CORPORATION (hereinafter referred to as "Tenant").



                                      WITNESSETH:
                                      -----------

           WHEREAS, Landlord and  Tenant have previously  entered into a  Lease

       Agreement (the "Lease") dated October  23, 1991, pertaining to the lease of certain premised located in Discovery Park, Cobb County, Georgia; and

           WHEREAS, Landlord and Tenant desire to make certain amendments to the Lease;

           NOW, THEREFORE,  in consideration of  ONE DOLLAR ($1.00) and  of the

       mutual promises  herein      contained and  of other  good and  valuable

       consideration,     the     receipt     and    sufficiency  whereof are

       hereby acknowledged,  Landlord and Tenant  hereby covenant and  agree as follows:

                                          1.

           Terms used herein which are defined in the Lease shall have the same meanings ascribed to them in the Lease.

                Whereas,  with  Paragraph  14  of  the  Lease  "Assignment  and

            Subletting" and Paragraph  35 of the  Lease "IRB Paragraph"  having conflicting  wording concerning  assignment and  subletting, it  is agreed that Paragraph 14 of the Lease shall supersede Paragraph 35;

            provided, however, that  any proposed sublease or  assignment shall not cause the industrial revenue bonds described in Paragraph 35 of the Lease  to lose  their exemption  from  Federal income  taxation under Section 103 of the Code.

                                            3.

               Whereas, Paragraph 17 of the Lease "Remedies upon Default"

            Section B has a typographical error and which now reads "Tenant's

            Agent..." is corrected to read "Landlord's Agent..." and is now made a permanent and corrected part of this agreement.

                                            4.

               Whereas, Paragraph 21 of the Lease "Mortgagee's Rights" shall be amended to include that Tenant shall yearly, upon their completion,

            provide the Landlord and mortgagee with a copy of the latest company financial statement.

                                            5.

               Except as modified hereby, all terms and conditions of the Lease shall continue in full force and effect, and Landlord and Tenant hereby ratify and confirm the Lease, as amended hereby. As of the date of this First Amendment, Landlord and Tenant acknowledge each to the other that, to the best of their knowledge, no default exists under the Lease.

                                          6.

               This First Amendment to Lease Agreement shall bind and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns under the Lease.

                                          7.

                This First Amendment is a Georgia contract and shall be

            interpreted, construed and enforced under the laws of the State of

            Georgia.

                IN  WITNESS WHEREOF,  Landlord and  Tenant  have executed  this

            First Amendment  to Lease  under seal  as of  the date  first above written.



            Signed, sealed and delivered         LANDLORD:
            in the presence of:

             /s/
            ----------------------------         JOHN W. ROOKER
            Witness

            /s/ Edna C. Niekles                   BY: /s/ John W. Rooker
            ----------------------------              -------------------
            Notary Public

            Date Notarized:  12/12/91
                             --------

            Signed, sealed and delivered         TENANT:
            in the presence of:

            /s/Claudia
            -----------------------------        SIMMONS COMPANY,
            Witness                              A DELAWARE CORPORATION

            /s/ Debora A. DeCoster
            -----------------------------        BY: /s/
            Notary Public                           --------------------

            Date Notarized: 12/10/91             Title: Sr. V.P.
                            -------------               ----------------
                                                 (CORPORATE SEAL)

       (NOTARIAL SEAL)

               STATE OF GEORGIA

               COUNTY OF DEKALB


                         SECOND AMENDMENT TO LEASE AGREEMENT
                         -----------------------------------

                   THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Second

               Amendment") is made as of the 14th day of July, 1992, by and between JOHN W. ROOKER (hereinafter referred to as "Landlord")

               and SIMMONS COMPANY, A DELAWARE CORPORATION (hereinafter jointly and severally referred to as "Tenant").

                                 W I T NE S S E T H:
                                 -------------------

                   WHEREAS, Landlord and Tenant have previously entered into a

               Lease Agreement (the "Lease") dated October 23, 1991 and First

               Amendment to Lease Agreement dated December 10, 1991, pertaining to the lease of certain premises located at 7131 Discovery

               Boulevard, Mableton, Cobb County, Georgia; and

                   WHEREAS, Landlord and Tenant desire to make certain

               amendments to the Lease;

                   NOW, THEREFORE, in consideration of ONE DOLLAR ($1.00) and of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

                                             1.

                   Terms used herein which are defined in the Lease shall have the same meanings ascribed to them in the Lease.

                                             2.

               WHEREAS, Tenant has requested that extra work be completed as outlined in letter dated 2/24/92; 3/23/92; 4/24/92; 5/14/92;

               6/2/92; 7/7/92; and verbal commitment of 7/7/92. The Landlord has completed this work totaling $43,958.30 as requested to be added to the current lease payment.

                                              3.

               Paragraph 3 of the Lease, "Rental", shall be amended to

               provide for ADDITIONAL monthly rental in the amount of FOUR

               HUNDRED NINETY-FOUR AND 34/100 DOLLARS ($494.34) per month,

               payable promptly on the first day of each month, in

               advance, commencing on June 1, 1992.


                                              4.

                   Except as modified hereby, all terms and conditions of the

               Lease Agreement shall continue in full force and effect, and

               Landlord and Tenant hereby ratify and confirm the Lease, as amended hereby.

     As of the date of this Second Amendment, Landlord and Tenant acknowledge each to the other that, to the best of their knowledge, no default exists under the Lease.

                                          5.

         This Second Amendment to Lease Agreement shall bind and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns under the Lease.

                                          6.

         This Second Amendment is a Georgia contract and shall be interpreted,

     construed and enforced under the laws of the State of Georgia.

         IN WITNESS WHEREOF,  Landlord and Tenant have executed this Second

     Amendment to Lease Agreement under seal as of the date first above written.

     Signed, sealed and delivered              LANDLORD:
     in the presence of:

     ____________________________
     Witness                                   JOHN W. ROOKER

     ____________________________              BY: ____________________________
     Notary Public

     Date Notarized: ____________

     Signed,sealed and delivered
     in the presence of:                        TENANT:

     ____________________________
     Witness                                    SIMMONS COMPANY, A DELAWARE
                                                CORPORATION
     ____________________________
     Notary Public                              BY: ____________________________

     Date Notarized: ____________               TITLE:__________________________
     (NOTARIAL SEAL)                                  (CORPORATE SEAL)

                                  December 10, 1991

     Wachovia Bank of Georgia, N.A.
     Two Peachtree Street
     Suite 1810, Two Peachtree Tower
     Atlanta, Georgia 30383
     Attn: Real Estate Finance Department

               Re: Lease dated October 23, 1991, as amended by First Amendment to Lease Agreement dated December 6, 1991 (the "Lease") by and between John W. Rooker ("Landlord") and Simmons Company, a Delaware corporation ("Tenant") with respect to certain premises located in Discovery Park, Cobb County, Georgia
                    -----------------------------------------------------------

     Gentlemen:

         The undersigned Tenant hereby acknowledges receipt of notice that the above-referenced Lease, which leases to Tenant certain premises described therein (the "Premises"), will be assigned to you by the Landlord as collateral security for certain credit facilities extended by you to Landlord and as additional security for Landlord s obligations to you under a Deed to Secure Debt, Assignment and Security Agreement to be executed and delivered on or about December 11, 1991.

         In connection therewith, the undersigned Tenant hereby represent to you and agrees with you as follows:

         1. All rental payments under the Lease shall be paid as therein provided until we have been otherwise notified by you or your successors and assigns, and thereafter all such payments shall be made in accordance with said notice.

         2. No cancellation, modification, assignment, renewal, extension or amendment of the Lease shall be made without your written consent and approval.

         3. Tenant will not modify, amend or supplement the Lease without the prior written consent of Wachovia Bank of Georgia, N.A., provided Wachovia Bank of Georgia, N.A. recognizes Tenant as the Tenant of the Premises under the Lease.

         4. Neither you nor your successors and assigns assume any liability or obligations whatsoever under the Lease or any extension or renewal thereof either by virtue of its assignment by Landlord or any receipt or collection of rents under the Lease.

         5. The Lease is presently in full force and effect and is unmodified except as indicated at the end of this certificate.

         6. The Premises leased by Tenant under the Lease consist of approximately 148,300 rentable square feet located on approximately 10 acres of land.

         7. The term of the Lease commences on June 1, 1992, and terminates on May 31, 2007.

         8. Tenant has two (2) options to renew and extend the Lease for a term of five (5) years each.

         9. Rental payments under the Lease commence on June 1, 1992, in the amount of $36,815.00 per month ($441,780.00 per year) through May 31, 1997, in the amount of $41,016.00 per month ($492,192.00 per year) from June 1, 1997 through May 31, 2002, and in the amount of $43,564.00 per month ($552,768.00 per year) from June 1, 2002 through May 31, 2007.

         10. Tenant's security deposit under the Lease is $36,815.00 and has been paid in full and is presently held by the Landlord. Tenant shall not look to you (or your successors and assigns) for the return of the security deposit except to the extent actually received from Landlord by you (or your successors and assigns, respectively).

         11. As of the date of this certificate, Tenant has no charge, lien, cause of action, claim or right of offset, under the Lease or otherwise, against Landlord or against rents or other charges due or to become due under the Lease.

         12. To the best of Tenant's knowledge, Landlord has not defaulted in its obligations under the Lease to Tenant.

         13.   There are no subleases with respect to the Premises.

         14. Tenant has not received any concession, rental or otherwise which is presently in effect with respect to the Lease, except as follows: NONE
                                                                          ----
     (if none, so state).

         15. Tenant shall promptly deliver to you a copy of all notices served on or received from Landlord by Tenant.

         16. Tenant has not (i) made a general assignment for the benefit of creditors; (it) filed any voluntary petition in bankruptcy or suffered the filing of a petition by Tenant's creditors; (iii) had a receiver appointed with respect to its assets; (iv) suffered an attachment or levy of its assets; (v) admitted in writing its inability to pay its debts as they become due; or (vi) made an offer of settlement, extension or composition to its creditors generally.

         17. You are hereby given the right (but not the obligation) to cure Landlord's defaults under the Lease within thirty (30) days after your receipt of written notice by the undersigned of Landlord's failure to cure the same; provided, however, that said thirty (30) day period shall be extended: (i) so long as within the thirty (30) day period you have commenced and are diligently proceeding to cure said defaults; or (ii) so long as you are proceeding with a foreclosure action against the Landlord and you commence and diligently proceed to cure said defaults upon the resolution of said foreclosure action; provided, however, in no event shall the default cure period exceed ninety (90) days after your receipt of written notice of default.

         18. In the event of a foreclosure of your Deed to Secure Debt, Assignment and Security Agreement against the Premises (or a deed or assignment in lieu thereof), neither you nor your successors or assigns shall be liable to Tenant for any act or omission of Landlord, nor be subject to any claims or offsets or defenses of the Tenant arising under the Lease before you (or your successors or assigns) become the owner of the Premises nor after you have sold the Premises.

        19. The copy of the Lease attached to this certificate is true, correct and complete and includes all riders, exhibits, modifications and amendments thereto, if any.

         This 11th day of December, 1991
              ----        --------

                                       SIMMONS COMPANY, a Delaware corporation

                                       By:
                                           -------------------------------
                                             Name: Jeffrey J. Lewis
                                             Title: Senior Vice President

                                                  (CORPORATE SEAL)